Exhibit 99.2

INDEPENDENT BANK CORPORATION AND SUBSIDIARIES
Supplemental Data

Non-performing assets (1)

	September 30, 2019	June 30, 2019	March 31, 2019	December 31, 2018	September 30, 2018
	(Dollars in thousands)
Non-accrual loans	$7,124	$7,798	$8,849	$9,029	$9,343
Loans 90 days or more past due and still accruing interest	-	-	-	5	-
Total non-accrual loans	7,124	7,798	8,849	9,034	9,343
Less: Government guaranteed loans	475	436	617	460	279
Total non-performing loans	6,649	7,362	8,232	8,574	9,064
Other real estate and repossessed assets	1,789	1,990	1,338	1,299	1,445
Total non-performing assets	$8,438	$9,352	$9,570	$9,873	$10,509

As a percent of Portfolio Loans
Non-performing loans	0.24%	0.27%	0.31%	0.33%	0.35%
Allowance for loan losses	0.96	0.96	0.96	0.96	0.95
Non-performing assets to total assets	0.24	0.27	0.28	0.29	0.32
Allowance for loan losses as a percent of non-performing loans	393.26	351.85	306.78	290.27	269.21

(1)	Excludes loans classified as “trouble debt restructured” that are not past due.

Troubled debt restructurings (“TDR”)

	September 30, 2019
	Commercial	Retail (1)		Total
	(In thousands)
Performing TDR’s	$6,947	$40,873		$47,820
Non-performing TDR’s (2)	46	2,357	(3)	2,403
Total	$6,993	$43,230		$50,223

	December 31, 2018
	Commercial	Retail (1)		Total
	(In thousands)
Performing TDR’s	$6,460	$46,627		$53,087
Non-performing TDR’s (2)	74	2,884	(3)	2,958
Total	$6,534	$49,511		$56,045

(1)	Retail loans include mortgage and installment loan segments.
(2)	Included in non-performing assets table above.
(3)	Also includes loans on non-accrual at the time of modification until six payments are received on a timely basis.

Allowance for loan losses

	Nine months ended September 30,
	2019		2018
	Loans	Unfunded Commitments	Loans	Unfunded Commitments
	(Dollars in thousands)
Balance at beginning of period	$24,888	$1,296	$22,587	$1,125
Additions (deductions)
Provision for loan losses	1,045	-	912	-
Recoveries credited to allowance	3,109	-	3,768	-
Loans charged against the allowance	(2,894)	-	(2,866)	-
Additions included in non-interest expense	-	341	-	(6)
Balance at end of period	$26,148	$1,637	$24,401	$1,119

Net loans charged against the allowance to average Portfolio Loans	(0.01)%		(0.04)%

Capitalization

	September 30, 2019	December 31, 2018
	(In thousands)
Subordinated debentures	$39,439	$39,388
Amount not qualifying as regulatory capital	(1,224)	(1,224)
Amount qualifying as regulatory capital	38,215	38,164
Shareholders’ equity
Common stock	351,839	377,372
Accumulated deficit	(8,221)	(28,270)
Accumulated other comprehensive loss	(3,373)	(10,108)
Total shareholders’ equity	340,245	338,994
Total capitalization	$378,460	$377,158

Non-Interest Income

	Three months ended			Nine months ended
	September 30, 2019	June 30, 2019	September 30, 2018	September 30,
				2019	2018
	(In thousands)
Service charges on deposit accounts	$2,883	$2,800	$3,166	$8,323	$9,166
Interchange income	2,785	2,604	2,486	7,744	7,236
Net gains on assets
Mortgage loans	5,677	4,302	2,745	13,590	8,571
Securities	-	-	93	304	(71)
Mortgage loan servicing, net	(1,562)	(1,907)	1,212	(4,684)	4,668
Investment and insurance commissions	450	450	513	1,197	1,434
Bank owned life insurance	301	270	237	813	713
Other	1,741	1,386	1,384	4,852	4,147
Total non-interest income	$12,275	$9,905	$11,836	$32,139	$35,864

Capitalized Mortgage Loan Servicing Rights

	Three months ended September 30,		Nine months ended September 30,
	2019	2018	2019	2018
	(In thousands)
Balance at beginning of period	$17,894	$21,848	$21,400	$15,699
Servicing rights acquired	-	-	-	3,047
Originated servicing rights capitalized	2,157	1,501	4,764	3,711
Change in fair value	(3,145)	(198)	(9,258)	694
Balance at end of period	$16,906	$23,151	$16,906	$23,151

Mortgage Loan Activity

	Three months ended			Nine months ended
	September 30, 2019	June 30, 2019	September 30, 2018	September 30,
				2019	2018
	(Dollars in thousands)
Mortgage loans originated	$329,461	$241,402	$231,849	$708,621	$617,080
Mortgage loans sold	204,058	131,636	148,730	490,219	370,372
Net gains on mortgage loans	5,677	4,302	2,745	13,590	8,571
Net gains as a percent of mortgage loans sold (“Loan Sales Margin”)	2.78%	3.27%	1.85%	2.77%	2.31%
Fair value adjustments included in the Loan Sales Margin	0.22	0.74	(0.26)	0.48	0.10

Non-Interest Expense

	Three months ended			Nine months ended
	September 30, 2019	June 30, 2019	September 30, 2018	September 30,
				2019	2018
	(In thousands)
Compensation	$10,327	$10,185	$9,582	$30,993	$28,086
Performance-based compensation	3,214	2,296	3,305	7,730	9,238
Payroll taxes and employee benefits	3,132	3,450	3,282	10,232	9,182
Compensation and employee benefits	16,673	15,931	16,169	48,955	46,506
Occupancy, net	2,161	2,131	2,233	6,797	6,667
Data processing	2,282	2,171	2,051	6,597	6,180
Furniture, fixtures and equipment	1,023	1,006	1,043	3,058	3,029
Interchange expense	891	753	715	2,332	1,974
Communications	733	717	727	2,219	2,111
Loan and collection	714	628	531	1,976	1,900
Advertising	636	627	594	1,935	1,578
Legal and professional fees	541	371	477	1,281	1,311
Amortization of intangible assets	272	273	295	817	676
FDIC deposit insurance	13	342	270	723	750
Supplies	163	153	173	474	516
Costs (recoveries) related to unfunded lending commitments	154	27	71	341	(6)
Credit card and bank service fees	100	97	108	300	310
Provision for loss reimbursement on sold loans	33	35	47	179	78
Net (gains) losses on other real estate and repossessed assets	52	(198)	(325)	(27)	(619)
Merger related expenses	-	-	98	-	3,354
Other	1,407	1,528	1,463	4,473	4,321
Total non-interest expense	$27,848	$26,592	$26,740	$82,430	$80,636

Average Balances and Tax Equivalent Rates

	Three Months Ended September 30,
	2019			2018
	Average Balance	Interest	Rate (2)	Average Balance	Interest	Rate (2)
	(Dollars in thousands)
Assets
Taxable loans	$2,779,132	$34,151	4.89%	$2,543,712	$30,936	4.84%
Tax-exempt loans (1)	7,412	94	5.03	6,590	81	4.88
Taxable securities	371,157	2,771	2.99	379,985	2,737	2.88
Tax-exempt securities (1)	52,098	400	3.07	62,964	518	3.29
Interest bearing cash	56,923	229	1.60	27,477	66	0.95
Other investments	18,359	266	5.75	17,493	237	5.38
Interest Earning Assets	3,285,081	37,911	4.60	3,038,221	34,575	4.53
Cash and due from banks	34,598			35,874
Other assets, net	163,617			173,508
Total Assets	$3,483,296			$3,247,603

Liabilities
Savings and interest- bearing checking	$1,487,820	2,818	0.75	$1,241,868	1,223	0.39
Time deposits	658,426	3,418	2.06	664,098	2,753	1.64
Other borrowings	72,887	703	3.83	80,939	779	3.82
Interest Bearing Liabilities	2,219,133	6,939	1.24	1,986,905	4,755	0.95
Non-interest bearing deposits	877,088			884,003
Other liabilities	49,913			34,697
Shareholders’ equity	337,162			341,998
Total liabilities and shareholders’ equity	$3,483,296			$3,247,603

Net Interest Income		$30,972			$29,820

Net Interest Income as a Percent of Average Interest Earning Assets			3.76%			3.91%

(1)	Interest on tax-exempt loans and securities is presented on a fully tax equivalent basis assuming a marginal tax rate of 21%.

(2)	Annualized

Average Balances and Tax Equivalent Rates

	Nine Months Ended September 30,
	2019			2018
	Average Balance	Interest	Rate (2)	Average Balance	Interest	Rate (2)
	(Dollars in thousands)
Assets
Taxable loans	$2,695,435	$100,513	4.98%	$2,350,883	$83,881	4.77%
Tax-exempt loans (1)	7,856	291	4.95	5,221	185	4.74
Taxable securities	384,291	8,811	3.06	400,957	8,092	2.69
Tax-exempt securities (1)	52,794	1,275	3.22	70,155	1,680	3.19
Interest bearing cash	51,260	655	1.71	29,502	214	0.97
Other investments	18,359	794	5.78	16,457	684	5.56
Interest Earning Assets	3,209,995	112,339	4.67	2,873,175	94,736	4.40
Cash and due from banks	34,032			33,204
Other assets, net	166,037			159,844
Total Assets	$3,410,064			$3,066,223

Liabilities
Savings and interest- bearing checking	$1,421,114	7,787	0.73	$1,193,388	2,785	0.31
Time deposits	670,479	10,151	2.02	611,103	6,687	1.46
Other borrowings	72,233	2,211	4.09	82,253	2,267	3.68
Interest Bearing Liabilities	2,163,826	20,149	1.24	1,886,744	11,739	0.83
Non-interest bearing deposits	862,929			833,283
Other liabilities	44,323			32,177
Shareholders’ equity	338,986			314,019
Total liabilities and shareholders’ equity	$3,410,064			$3,066,223

Net Interest Income		$92,190			$82,997

Net Interest Income as a Percent of Average Interest Earning Assets			3.83%			3.86%

(1)	Interest on tax-exempt loans and securities is presented on a fully tax equivalent basis assuming a marginal tax rate of 21%.

(2)	Annualized

Commercial Loan Portfolio Analysis as of September 30, 2019

	Total Commercial Loans
	All Loans	Watch Credits			Percent of Loan Category in Watch Credit
Loan Category		Performing	Non- performing	Total
	(Dollars in thousands)
Land	$12,202	$106	$654	$760	6.2%
Land Development	10,859	-	-	-	0.0
Construction	78,948	7,868	-	7,868	10.0
Income Producing	423,911	15,504	-	15,504	3.7
Owner Occupied	331,487	39,406	46	39,452	11.9
Total Commercial Real Estate Loans	$857,407	$62,884	700	$63,584	7.4

Other Commercial Loans	$331,610	$20,714	41	$20,755	6.3
Total non-performing commercial loans			$741

Commercial Loan Portfolio Analysis as of December 31, 2018

	Total Commercial Loans
	All Loans	Watch Credits			Percent of Loan Category in Watch Credit
Loan Category		Performing	Non- performing	Total
	(Dollars in thousands)
Land	$12,308	$63	$-	$63	0.5%
Land Development	12,155	338	-	338	2.8
Construction	59,856	7,901	-	7,901	13.2
Income Producing	388,311	12,430	-	12,430	3.2
Owner Occupied	353,572	23,041	846	23,887	6.8
Total Commercial Real Estate Loans	$826,202	$43,773	846	$44,619	5.4

Other Commercial Loans	$318,279	$16,695	1,374	$18,069	5.7
Total non-performing commercial loans			$2,220